Exhibit 99.1

Legal Disclaimer Forward-Looking Statements This presentation, including any oral statements made regarding the contents of this presentation, contains certain statements that are not historical facts that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this presentation the words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about Bar Harbor Bankshares’ (the “Company”) future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (1) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust (the “Bank” or “BHBT”), including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses; (2) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated; (3) increased levels of other real estate owned, primarily as a result of foreclosures; (4) the impact of liquidity needs on our results of operations and financial condition; (5) competition from financial institutions and other financial service providers; (6) the effect of interest rate increases on the cost of deposits; (7) unanticipated weakness in loan demand or loan pricing; (8) adverse conditions in the national or local economies including in our markets throughout Northern New England; (9) the effects of new outbreaks of COVID-19, including actions taken by governmental officials to curb the spread of the virus, and the resulting impact on general economic and financial market conditions and on the Company’s and our customers' business, results of operations, asset quality and financial condition; (10) the effects of civil unrest, international hostilities or other geopolitical events, including the war in Ukraine; (11) inflation, interest rate, market, and monetary fluctuations; (12) lack of strategic growth opportunities or our failure to execute on available opportunities; (13) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits; (14) our ability to effectively manage problem credits; (15) our ability to successfully implement efficiency initiatives on time and with the results projected; (16) our ability to successfully develop and market new products and technology; (17) the impact of negative developments in the financial industry and United States and global capital and credit markets; (18)our ability to retain executive officers and key employees and their customer and community relationships; (19) our ability to implement and to adapt to technological changes; (20) the vulnerability of the Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or the Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions; (21) changes in the reliability of our vendors, internal control systems or information systems; (22) ongoing competition in the labor markets and increased employee turnover; (23) the potential impact of climate change; (24) the impact of pandemics, epidemics, or any other health-related crisis; (25) our ability to comply with various governmental and regulatory requirements applicable to financial institutions; (26) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments; (27) governmental monetary and fiscal policies, including the policies of the Board of Governors of the Federal Reserve System; (28) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions; and (29) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Other factors not identified above, including those described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov,may also cause actual results to differ materially from those described in our forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond our control. You should consider these factors in connection with considering any forward-looking statements that may be made by us. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law. 2

Legal Disclaimer Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided in the Appendix to this presentation. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP adjusted earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information. The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including securities gains/losses, acquisition costs, restructuring costs, legal settlements, and system conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense. The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community. 3

A Bank that Thinks Differently • Employee and customer experience is the foundation of our performance, which leads to financial benefit to shareholders • Geography, heritage, and performance are key while remaining true to a culture that has long-term commitment to its communities • Commitment to risk management • Service and sales driven culture with a focus on core business growth • Fee income is fundamental to our profitability through trust and treasury management services, customer derivatives, and secondary market mortgage sales • Investment in processes, products, technology, training, leadership, and infrastructure with a more mature model now committed to operating leverage • Expansion of our brand and business to deepen market presence • Opportunity and growth for existing employees while adding catalyst recruits across all levels as appropriate 4 Bar Harbor Bank & Trust is the only community bank headquartered in Northern New England with branches in Maine, New Hampshire and Vermont. The Bank is focused on exceptional commercial, retail and wealth management banking services in over 50 locations. Our business model balances earnings with growth by focusing on:

How is Bar Harbor Bank & Trust different? We have adhered to a strategy of prudent growth for over 135 years. We take deposits from neighbors and lend to neighbors. • We like to lend money. We have an investment portfolio, but we don’t run it as a separate line of business and it is purposefully scaled with the priority being core bank lending assets. • We don’t compete solely on rate. Instead, we compete by providing superior service, solutions tailored to our customers’ needs, and the convenience of our branch network and online capabilities. • We don’t have excessive concentrations in our deposit or loan portfolios. • 11% of our deposits are uninsured either by the FDIC or collateral. 5

Overview of Bar Harbor Bank & Trust • We strive to be one of the most profitable banks in New England; and to provide exceptional service to people, businesses and communities we serve • Business overview as of March 31, 2023 • Over 50 locations spanning Northern New England1 • $2.3 billion in AUM in wealth management and trust • Commercial LPO office in Portland, Maine • Diverse fee income sources have been developed • Seasoned management team with strong market knowledge and industry experience • Track record of generating growth • Employee and customer experience is the foundation of superior performance, which we believe leads to financial benefit to shareholders • Strong commitment to risk management • Continued commitment to expanding customer services and products, while growing and diversifying our non-interest income sources • Investment in process, products, technology, training, leadership and infrastructure • Expansion of the Bank’s brand and business to deepen market presence 6 Source: Company filings, includes banking, lending and wealth management service locations across ME, VT and NH 1 Locations include banking, lending and wealth management services 2For a reconciliation of these non-GAAP financial measures to the comparable GAAP measures, see the Appendix Bank Overview Key Statistics as of March 31, 2023 Key Statistics as of March 31, 2023 Closing Stock Price $26.45 Market cap $400 Price / LTM Core EPS 8.4x Dividend Yield 3.93% ($ in millions except Stock Price) Assets $3,928 Net Loans $2,917 Deposits $3,054 Shareholder Equity $408 NPAs / Total Assets 0.20% Core Return on Average Assets2 1.36% Core Return on Average Equity2 12.94% Net Interest Margin2 3.54%

Senior Executive Team Curtis C. Simard President & Chief Executive Officer • Joined as President & CEO of Bar Harbor Bank & Trust in June of 2013 • Served as Managing Director of Corporate Banking for TD Bank • Over 25+ years of industry experience SVP, Chief Human Resources Officer Alison DiPaola • Joined in June 2013 • Extensive human resources experience including being SHRM-SCP certified • Over 10+ years of industry experience Jason Edgar President, Bar Harbor Trust Services & Charter Trust Company • Joined in June of 2019 • Served as SVP, Director of Wealth Management at Berkshire Hills Bancorp and has over 20+ years industry experience Marion Colombo EVP, Director of Retail Delivery • Joined in February of 2018 • Over 30+ years of experience, including Market President of Retail for TD Bank in Boston John Mercier EVP, Chief Lending Officer • Joined in April of 2017 • Over 30+ years of experience in lending throughout the Northeast John Williams SVP, Chief Risk Officer • Joined in December of 2014 • 10+ years in various risk management roles within banking Joseph Scully SVP, Chief Information Officer & Director of Operations • Joined in January of 2015 • Over 30+ years of experience in operations, technology & security experience, including the Department of Defense and Financial Institutions 8 EVP, Chief Financial Officer & Treasurer Josephine Iannelli • Joined in October of 2016 • Served as EVP CFO and Treasurer of Berkshire Hills Bancorp as well as other various management positions at PNC • Over 25+ years of industry experience SVP, Director of Communications & Chief Marketing Officer Joe Schmitt • Joined in September of 2017 • Over 25+ years of industry experience in Marketing and Product Management, including Head of Product Marketing at Santander and Chief Marketing Officer at Brookline Bank

Our Markets The Bank serves a wide range of markets in Maine, New Hampshire and Vermont. Within our markets, tourism, agriculture, and fishing remain strong and continue to drive economic activity. These core markets have also maintained their strength through diversification into various services industries. As of March 31, 2023 Maine • 22 full-service branches in Downeast, Midcoast and Central Maine. • Primary market areas: Hancock, Knox, Washington, Kennebec and Sagadahoc counties. New Hampshire • 21 full-service branches and two stand-alone drive-up windows in New Hampshire. • Primary market areas: Nashua, Manchester, Concord, and Upper Valley, including Lebanon, Hanover, New London and Newport. Vermont • 10 full service-branches and one stand-alone drive-up windows in Vermont. • Primary market areas: Central Vermont within the counties of Rutland, Windsor and Orange. 9 Branches Wealth Management Locations Operations Centers

Strategy is working and the industry is taking notice 10

Fostering Sustainable Communities 11 As a community bank, we recognize that we are successful when our customers and communities prosper We make significant investments in technology, our people, and branches. Our more than 50 branches are staffed by friendly, knowledgeable bankers who are driven by their desire to help their customers achieve their goals Note: Information as of December 31, 2022

Committed to building thriving communities Volunteer community service hours in 2022. Over 2,000 of which was part of BHBT’s paid time volunteer program. Number of employees who volunteered their time to local charitable organizations. Dollars raised in 2022 by employees for community causes supporting over 23 nonprofit organizations. Number of organizations supported by the Bank.

BHB: Investment Summary • We set out to build a balanced Bank that is not reliant on any one business, with a strong risk-focused credit culture, and a judicious approach to managing capital through all market conditions. We intend to do this by: • Growing market share as our customer service differentiates us from our competition • Focusing on core earnings as we balance growth with profitability • Growing core transactional deposits over the long-term • Adhering to a disciplined credit culture with historic low charge-off rates • Diligently managing our interest rate sensitivity • Expanding non-interest income as a percentage of total revenue • Managing non-interest expenses while investing in infrastructure, digital platforms, call center, information technology and operations • We have a talented team and firm culture in place to carry out our strategies in all economic environments 14

2022 Full Year Overview • Poised for Continued, Profitable Growth • 1.17% core return on assets, compared to 1.10% • 15% annualized loan growth • 4% annualized non-maturity deposit growth • 3.36% net interest margin, compared to 2.88% • 59% efficiency ratio, compared to 61% 1 • 0.17% non-performing assets ratio to total assets, compared to 0.27% • Continue to “Think Differently” and “Work Together” 15 Note: Year-to-date financial measurements are as of December 31, 2022 and comparisons, if applicable, are against financial measurements as of December 31, 2021 1 For a reconciliation of these non-GAAP measures to comparable GAAP measures, see the Appendix

Q1 2023 Overview • 1.36% return on assets, compared to 1.00% • 12.96% return on equity, compared to 8.89% • 8% annualized commercial loan growth • 3.54% net interest margin, compared to 2.95% • 55% efficiency ratio, compared to 62% • 0.20% non-performing assets ratio to total assets, compared to 0.25% • Book value per share of $27.00, compared to $26.09 in the Q4 2022 “Our business is based on longstanding, basic banking principles; take in deposits in the form of real currency and then lend that money back to our communities to make a meaningful difference. We remain committed to this while holding steadfast and resolute in navigating industry challenges, differentiating ourselves in the community bank space.” 16 Note: Ratios are compared to Q1 2022 unless otherwise noted 1 For a reconciliation of there non-GAAP measures to comparable GAAP measures, see the Appendix

Diversification of Non‐Interest Income • Customer Service Fee Income grew 2% year-over-year, while Other Income grew 17% • Mortgage production is opportunistically managed between balance sheet and secondary market sales • In periods of low interest rates, market conditions drove outsized Mortgage Banking Fee Income and Derivative Fee Income • Bar Harbor Wealth Management continues to add new customers while navigating a tumultuous market 17 Trust & Wealth, 36% Customer Service Fees, 29% Mortgage Banking, 25% Customer Derivative Fees, 4% Other, 6% Non-Interest Income, 1Q 2021 Trust & Wealth, 41% Customer Service Fees, 40% Mortgage Banking, 5% Customer Derivative Fees, 0% Other, 14% Non-Interest Income, 1Q 2022 Trust & Wealth, 39% Customer Service Fees, 40% Mortgage Banking, 3% Customer Derivative Fees, 1% Other, 17% Non-Interest Income, 1Q 2023

Loans – Focus on Profitability • Continue to prudently evaluate our loan portfolio mix & strategy • As of Q1 2023, Commercial Loans have increased from 49% to 66% of the Loan Portfolio since Q1 2018 18

Credit-Oriented Culture Asset Quality Remained Strong at Q1 2023 • Total delinquencies remain low at 0.41% of total loans • Non-accruing loans were relatively steady at 0.26% of total loans at Q1 2023 • 2023 Q1 reflects a nominal net charge-off position 19 • Q1 2023 allowance for credit losses remains well-funded at 0.90% of total loans and 341% of non-accruing loans • Continue to maintain $0 in Bank-owned Real Estate (OREO) from foreclosure activity • Pass Rated loans ratio steady at 97%, with positive external feedback on ongoing credit administration and portfolio management Delinquent & Non-performing Loans / Total Loans 1 The increase is primarily a function of timing given the 31st day lands on a business day and a group of customers typically make payments about 30 days in arrears which become reportable as overdue. Accordingly, we do not believe the increase is an indication of deteriorated credit quality. Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Accruing Delinquent Loans 0.25% 0.12% 0.10% 0.09% 0.27% Non-Accruing Loans 0.35% 0.29% 0.27% 0.23% 0.26% Total Delinquent and Non-Accruing Loans 0.60% 0.41% 0.37% 0.32% 0.53% 1

Commercial Real Estate – Office Exposure Office portfolio remains sound amid industry challenges • Total outstanding office loans of $246 million, or ~ 8% of total loans, at Q1 2023 • 99% of total Office Exposure is pass-rated • Weighted average risk rating of 3.89 for Office, compared to 4.08 for total portfolio 20 • 96% of total office exposure within New England market area • Largest office exposure is to BHBT’s largest borrower - a RR 3 credit, with total office exposure of $46MM over 2 properties and a weighted-average LTV of 53% • Exposure is spread across 72 relationships and 101 loans • Total commitments of $258 million include undrawn LOCs and SWAP exposure Commercial Real Estate – Office ($000s) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total Office Commitments $240,902 $242,134 $242,578 $260,094 $258,041 Weighted Average Interest Rate 3.12% 3.48% 4.07% 4.74% 4.93% Weighted Average Risk Rating 3.71 3.72 3.73 3.84 3.89

Asset Quality 21 In Thousands (200) (150) (100) (50) - 50 100 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Net Charge Offs 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 NPAs as a % of Total Assets 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Non-Performing Loans as a % of Total Loans 0.85% 0.86% 0.87% 0.88% 0.89% 0.90% 0.91% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Allowance for Credit Losses as a % of Total Loans (period end)

Deposits – Maintain Portfolio Composition 22 • Shift in deposit composition due to customer preference for time deposits • Time deposit balances flat on a year-over-year basis • Non-interest bearing deposits remain at approximately 21% of total deposits

Continued Commitment to Strong Capital Note: The blue horizontal lines indicate minimum required levels for “well-capitalized” banks 23 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total Capital to Risk-Weighted Assets 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 CET 1 Capital to Risk-Weighted Assets 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Tier 1 Capital to Risk-Weighted Assets $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Cash Dividend Paid Per Share

Interest Rate Sensitivity Position 24 • The Bank repositioned its net interest income (“NII”) sensitivity over the past year, moving from a fairly asset sensitive position (to take advantage of the rising rate environment) towards a more neutral position as we near the top of the rate cycle • More than $750MM in variable-rate assets • Enhanced and expanded our use of models within the organization, strengthening various asset/liability assumptions and testing methods Change in Change Change in Change Interest Rates NII Interest Rates Economic Value of Equity (basis points) ( % ) (basis points) ( % ) -200 -6.6% -200 -19.8% -100 -3.2% -100 -7.7% +100 1.4% +100 2.6% +200 2.7% +200 3.4% +300 4.1% +300 3.8% As of March 31, 2023 As of March 31, 2023 -20.0% -10.0% 0.0% 10.0% -200 -100 +100 +200 +300 NII Impact -20.0% -10.0% 0.0% 10.0% -200 -100 +100 +200 +300 EVE Impact

Investor Relations Contact Information 25 Facebook @BHBTsocial LinkedIn Bar Harbor Bank & Trust Twitter @barharborbank Connect with us on Social Media Visit our Website www.barharbor.bank/shareholder-relations Contact by Phone (207)288-2637 Write to us at Bar Harbor Bankshares Attn: Investor Relations PO Box 400 Bar Harbor, ME 04609-0400 Contact by Email investorrelations@barharbor.bank

Historical Financial Performance 27 Audited Unaudited 2018Y 2019Y 2020Y 2021Y 2022Y 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 Total Assets $3,608 $3,669 $3,724 $3,709 $3,910 $3,692 $3,716 $3,840 $3,910 $3,928 Total Loans 2,488 2,635 2,563 2,532 2,903 2,655 2,727 2,850 2,903 2,944 Total Deposits 2,483 2,696 2,906 3,049 3,043 3,048 3,079 3,136 3,043 3,054 Total Equity $371 $396 $407 $424 $393 $407 $394 $380 $393 $408 Tang. Common Equity / Tang. Assets 7.51% 7.60% 7.90% 8.32% 8.66% 7.88% 7.46% 6.85% 8.66% 7.45% Tier 1 Leverage Ratio 8.53% 8.13% 8.12% 8.66% 9.21% 8.99% 9.16% 9.13% 9.21% 9.33% Total Risk-Based Capital Ratio 14.23% 13.61% 13.56% 14.32% 13.50% 13.90% 13.76% 13.42% 13.50% 13.65% Net Income $33.0 $22.6 $32.2 $39.3 $43.6 $9.1 $10.5 $11.4 $12.5 $13.0 Core ROAA 0.99% 0.82% 0.93% 1.10% 1.17% 1.02% 1.14% 1.20% 1.30% 1.36% Core ROAE 9.79% 7.65% 8.68% 9.87% 10.96% 9.07% 10.59% 11.54% 12.72% 12.94% Net Interest Margin 2.87% 2.77% 2.97% 2.88% 3.36% 2.95% 3.19% 3.47% 3.76% 3.54% Efficiency Ratio 59.27% 64.95% 61.71% 61.29% 59.26% 62.40% 59.25% 57.67% 58.19% 54.72% NPLs / Loans 0.73% 0.65% 0.48% 0.40% 0.23% 0.35% 0.29% 0.27% 0.23% 0.26% NPAs / Assets 0.57% 0.42% 0.33% 0.27% 0.17% 0.25% 0.21% 0.20% 0.17% 0.20% Reserves / Loans 0.56% 0.66% 0.74% 0.90% 0.89% 0.87% 0.87% 0.88% 0.89% 0.90% NCOs / Average Loans 0.05% 0.03% 0.07% 0.01% 0.01% -0.01% 0.00% 0.01% -0.02% 0.01% Yield on Earning Assets 4.00% 4.14% 3.87% 3.33% 3.73% 3.21% 3.46% 3.84% 4.35% 4.61% Cost of Interest Bearing Deposits 0.98% 1.27% 0.78% 0.36% 0.31% 0.20% 0.20% 0.30% 0.52% 0.91% Cost of Total Interest Bearing Liabilities 1.31% 1.61% 0.96% 0.59% 0.49% 0.35% 0.36% 0.48% 0.78% 1.39% Asset Quality Yield and Cost Dollar values in millions, except per share amounts or otherwise noted For the Year Ended, For the Quarter Ended, Balance Sheet Capital Earnings & Profitability

Non‐GAAP to GAAP Reconciliations Dollar values in thousands, except per share amounts or otherwise noted 28 Audited GAAP net income 39,299 9,112 10,503 11,430 12,512 43,557 13,012 Plus (less): Gain sale of securities, net (2,870) (9) - (44) - (53) (34) (Gain) loss on sale of fixed assets, net 378 (75) 10 - 75 10 (13) Loss on other real estate owned - - - - - - - Loss on debt extinguishment 2,851 - - - - - - Acquisition, restructuring and other expenses 1,667 325 - 31 (90) 266 20 Income tax expense 1 (479) (56) (2) 3 4 (51) 6 Total core earnings2 (A) $ 40,846 $ 9,297 $ 10,511 $ 11,420 $ 12,501 $ 43,729 $ 12,991 Net-interest income (B) 95,573 $24,298 $26,519 $29,910 $32,954 113,681 30,906 Plus: Non-interest income 42,261 9,309 8,961 8,823 8,228 35,321 9,184 Total Revenue 137,834 33,607 35,480 38,733 41,182 149,002 40,090 Plus: Gain on sale of securities, net (2,870) (9) - (44) - (53) (34) Total core revenue2 (C) 134,964 $33,598 $35,480 $38,689 $41,182 $148,949 $40,056 Total non-interest expense 90,508 21,886 21,700 23,032 24,635 91,253 22,704 Less: Gain (loss) on sale of premises and equipment, net (378) 75 (10) - (75) (10) 13 Less: Loss on other real estate owned - - - - - - - Less: Loss on debt extinguishment (2,851) - - - - - - Less: Acquisition, restructuring and other expenses (1,667) (325) - (31) 90 (266) (20) Core non-interest expense2 (D) 85,612 $21,636 $21,690 $23,001 $24,650 $90,977 $22,697 (1) Assumes a marginal tax rate of 23.80% in the first quarter of 2023, 23.53% in the fourth quarter of 2022, 23.41% in the first 3 quarters of 2022 and 23.71% in 2021. (2) Non-GAAP financial measure. 2022Q1 Unaudited YTD 2021 2022Q2 2022Q3 2022Q4 YTD 2022 2023Q1

Non‐GAAP to GAAP Reconciliations (continued) Dollar values in thousands, except per share amounts or otherwise noted 29 Audited Averages Total average earning assets (E) $3,373 $3,386 $3,372 $3,459 $3,517 $3,425 $3,585 Total average assets (F) 3,718 3,712 3,688 3,772 3,818 3,747 3,885 Total average shareholders equity (G) 414 416 398 393 390 399 407 Performance ratios GAAP return on assets 1.06% 1.00% 1.14% 1.20% 1.30% 1.16% 1.36% Core return on assets 2 (A/F) 1.10% 1.02% 1.14% 1.20% 1.30% 1.17% 1.36% GAAP return on equity 9.50% 8.89% 10.58% 11.55% 12.73% 10.91% 12.96% Core return on equity2 (A/G) 9.87% 9.07% 10.59% 11.54% 12.72% 10.96% 12.94% Efficiency ratio2,3 (D-O-Q)/(C+N) 61.29% 62.40% 59.25% 57.67% 58.19% 59.26% 54.72% Net interest margin (B+P)/E 2.88% 2.95% 3.19% 3.47% 3.76% 3.36% 3.54% Supplementary Data Taxable equivalent adjustment for efficiency ratio (N) $2,330 $476 $491 $533 $520 $2,020 $727 Franchise taxes included in non-interest expense (O) 528 141 144 149 149 583 148 Tax equivalent adjustment for net interest margin (P) 1,653 320 334 379 365 1,398 368 Intangible amortization (Q) 940 233 233 233 233 932 233 (1) Assumes a marginal tax rate of 23.80% in the first quarter of 2023, 23.53% in the fourth quarter of 2022, 23.41% in the first 3 quarters of 2022 and 23.71% in 2021. (2) Non-GAAP financial measure. (3) Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis. Unaudited YTD 2021 2022Q1 2022Q2 2022Q3 2022Q4 YTD 2022 2023Q1